3: Fulbright & Jaworski Document

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2006

Commission file number 0-21513

DXP Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)

_________________________

Registrant's telephone number, including area code:

(713) 996-4700

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 5, 2006, DXP Enterprises, Inc., (the "Company") increased its existing credit facility (the "Facility") with Wells Fargo Bank to $40 million from $30 million. All other terms of the existing Facility remain unchanged.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

10.1 First Amendment to Credit Agreement by and among DXP Enterprises, Inc., as Borrower, and Wells Fargo Bank, as Bank, dated as of August 2, 2005.

10.2 First Modification to Promissory Note by and among DXP Enterprises, Inc., as Borrower, and Wells Fargo Bank, as Bank, dated as of August 2, 2005.

99.1 Press Release dated June 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

June 6, 2006 By: /s/Mac McConnell

Mac McConnell

Senior Vice President and

Chief Financial Officer

Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of May 24, 2006, by and between DXP ENTERPRISES, INC., a Texas corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of August 2, 2005, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

    Section 1.1 (a) is hereby amended by deleting "Thirty Million Dollars ($30,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Forty Million Dollars ($40,000,000.00)."
    Section 1.3 is hereby renumbered as Section 1.4 hereof.
    The following is hereby added to the Credit Agreement as Section 1.3:

    "SECTION 1.3 COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all principal, interest and fees due under each credit subject hereto by charging Borrower's deposit account number XXXXXXXXX with Bank, or any other deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower."

    Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.
    Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE INDEBTEDNESS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

WELLS FARGO BANK,

DXP ENTERPRISES, INC. NATIONAL ASSOCIATION

By: /S/ DAVID LITTLE By: /S/ THOMAS CAVER

David Little, Chief Executive Officer Thomas Caver, Vice President

Exhibit 10.2

FIRST MODIFICATION TO PROMISSORY NOTE

THIS MODIFICATION TO PROMISSORY NOTE (this "Modification") is entered into as of May 24, 2006, by and between DXP ENTERPRISES, INC. ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain promissory note in the maximum principal amount of $30,000,000.00, executed by Borrower and payable to the order of Bank, dated as of August 2, 2005 (the "Note"), which Note is subject to the terms and conditions of a loan agreement between Borrower and Bank dated as of August 2, 2005, as amended from time to time (the "Loan Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

  The maximum principal amount available under the Note is hereby modified to be Forty Million Dollars ($40,000,000.00).
  The effective date of the changes set forth herein shall be May 24, 2006.
  Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note or the Loan Agreement shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.

  Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE INDEBTEDNESS.

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.

WELLS FARGO BANK,

DXP ENTERPRISES, INC. NATIONAL ASSOCIATION

By: /S/ DAVID LITTLE By: /S/ THOMAS CAVER

David Little, Chief Executive Officer Thomas Caver, Vice President

Exhibit 99.1

NEWS RELEASE

Contact: Mac McConnell

Senior Vice President and CFO

713-996-4700

www.dxpe.com

DXP Enterprises, Inc. Increases Credit Facility

Houston, TX (June 6, 2006) - DXP Enterprises, Inc. (NASDAQ: DXPE) today announced that it has increased its existing credit facility with Wells Fargo to $40 million from $30 million. All other terms of the existing credit facility remain unchanged. DXP did not pay a fee to increase the credit facility.

"The terms and increase of this credit facility reflect our growth and success in strengthening DXP's balance sheet," said Mac McConnell, Senior Vice President and Chief Financial Officer of DXP. "The increased credit facility along with our recent shelf registration provide the financial flexibility to pursue internal growth and accretive acquisitions."

DXP Enterprises, Inc. is a leading products and service distributor focused on adding value and total cost savings solutions to MRO and OEM customers in virtually every industry since 1908. DXP provides innovative pumping solutions, integrated supply and MROP (maintenance, repair, operating and production) services that emphasize and utilize DXP's vast product knowledge and technical expertise in pumps, bearings, power transmission, seals, hose, safety, fluid power, electrical and industrial supplies. DXP's breadth of MROP products and service solutions allows DXP to be flexible and customer driven, creating competitive advantages for our customers.

The Private Securities Litigation Reform Act of 1995 provides a "safe-harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made by or to be made by the Company) contains statements that are forward-looking. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future; and accordingly, such results may differ from those expressed in any forward-looking statement made by or on behalf of the Company. These risks and uncertainties include, but are not limited to; ability to obtain needed capital, dependence on existing management, leverage and debt service, domestic or global economic conditions, and changes in customer preferences and attitudes. For more information, review the Company's filings with the Securities and Exchange Commission.